TURNOVER (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018		Dec. 31, 2017
Turnover Abstract
Net sales	$ 1,910.0	$ 1,879.9		$ 1,760.8
Advertising income	43.7	44.3		41.7
Turnover	$ 1,953.7	$ 1,924.2	[1]	$ 1,802.5	[1]

[1]	In conjunction with the implementation of IFRS 16, Hudson adopted a new structure for the consolidated statements of comprehensive income. The comparative figures were reclassified accordingly (see note 2.4)